LOCKHEED MARTIN

PURCHASE ORDER # 97860

This number must appear on labels, packing list, correspondence, and with this order.

Order Date: 02/07/03

Page.	1 of 1	Change.	
Vendor #	4094	Terms:	NET 10 DAYS
Ship Via:		FOB	
Requisitioned by:	[redacted]		
Buyer:			
Telephone:			
Fax Number:			

Vendor:
NOVINT TECHNOLOGIES
4900 CUTTING AVE, NW

ALBUQUERQUE N 87114
USA Phone: [redacted]

Ship To:
LOCKHEED MARTIN
PERRY TECHNOLOGIES
1700 US Hwy. 1
Riviera Beach, FL 33404
USA

[CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.]

Item	Qty.	UOM	Part Number/Description	Due Date	Taxable	Whse	Unit Price	Extended Price
001	1.00	LT	DEVELOPMENT OF SOFTWARE FOR [redacted] MISSION PLANNING AND EVALUATION.	02/10/03	NO	10	$15,878.00	$15,878.00

COMMENTS:

TERMS AND CONDITIONS: CORPDOC 3/3A DATED JULY 02 APPLY.
THESE TERMS AND CONDITIONS HAVE BEEN PROVIDED BY THE PROCUREMENT REPRESENTATIVE. WORK WILL BE PERFORMED IN ACCORDANCE WITH THE STATEMENT OF WORK ATTACHED.

Job #: 106A
WBS #: 440000
W.O. #:
Acct #: 10222100021

RECEIPT INSPECTION REQ'D

PURCHASE ORDER TOTAL **$15,878.00**

Bill To: LOCKHEED MARTIN
PERRY TECHNOLOGIES
Accounts Payable
100 East 17th Street
Riviera Beach, FL 33404

[redacted]

BUYER Q.C. APPROVED APPROVED

TERMS AND CONDITIONS ARE AS PER LOCKHEED MARTIN PERRY TECHNOLOGIES PUBLISHED LETTER SENT TO ALL SUPPLIES. COPIES ARE AVAILABLE UPON REQUEST
All material, paperwork, workmanship and traceability are subject to our inspection and acceptance. Perry Technologies is an Equal Opportunity Employer
Tax Exempt No. [illegible]

ITEM #	EXCEPTION:	QTY:	Q.C.:	DATE:

ITEM #	EXCEPTION:	QTY:	Q.C.:	DATE: